UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 21, 2006


                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            0-20022                 31-1227808
--------                            -------                 ----------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File  Number)           Identification No.)


                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)


        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written  communications  pursuant  to  Rule  425  under  the
         Securities  Act  (17  CFR  230.425)

     [ ] Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange
         Act  (17  CFR  240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3. - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
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Standard; Transfer of Listing.
------------------------------

On April 21, 2006, the Company received notice from Nasdaq, dated April 18, 2006, that the Company has evidenced compliance with all Nasdaq Marketplace
Rules. Effective as of the open of business on Friday April 21, 2006, the Company's trading symbol was changed from PMRYE to PMRY.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       POMEROY  IT  SOLUTIONS,  INC.
                                       -----------------------------


Date:   April 25, 2006                 By:  /s/ Kevin G. Gregory

                                       -----------------------------------------
                                       Kevin G. Gregory, Chief Financial Officer